LIBERTY YOUNG INVESTOR FUND

                                              Supplement to Prospectuses
                                               dated February 1, 2003
                                   (Replacing supplement dated March 21, 2003)


          The first three paragraphs of the section "Principal Investment Strategies" are revised in their entirety as follows:

          The Fund invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of companies that the Fund's advisor believes affect the lives of children or teenagers. The Fund's investments are diversified among industries and market sectors. The Fund seeks to invest in companies that produce products or provide services that the advisor believes children or teenagers use, are aware of, or have an interest in. These companies may include, but are not limited to, computer hardware or software manufacturers, Internet service providers and companies in the apparel, entertainment, retail, financial services, industrial, health care, energy and materials and personal care products industries. The Fund will invest in both growth and value stocks and may invest in companies of any size, including smaller emerging companies. The advisor will generally allocate the Fund's assets among large-cap growth, large-cap value and small- and mid-cap stocks. The Fund may invest up to 25% of its assets in foreign stocks.

          To select investments for the Fund, the advisor uses a combination of fundamental analysis and proprietary systematic tools to identify companies that the advisor believes are market leaders with growing market share in their respective industries, have strong financial balance sheets and strong management teams, have products and services that give the company a competitive advantage, and have stock prices that the advisor believes are reasonable relative to the assets and earning power of the company.

          The Fund also has an educational objective. It seeks to teach children and teenagers about mutual funds and the basic principles of investing, economics and personal finance. The Fund creates and periodically distributes various education materials to all Fund shareholders. Educational materials are expected to be available on younginvestor.com beginning fall, 2003. These materials are paid for by the Fund.

The following paragraph is added to the section "Principal Investment Risks":

          Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

          The second paragraph in the section "Understanding Performance - Average annual total returns" is replaced in its entirety as follows:

          In 2003, the Fund began comparing itself to the Russell 3000 Index, an unmanaged index that tracks the performance of 3000 of the largest U.S. companies, based on market capitalization. Previously, the Fund's returns were compared only to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large cap U.S. stocks. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance.

          Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


The following row is added to the chart entitled
 "Average Annual Total Returns for the period ended December 31, 2002:"
                            1 year           5 years           Life of the Fund:
     Russell 3000 Index     -21.54%          -0.71%                   9.42%




          The section "Managing the Fund; Portfolio Managers" is revised in its entirety as follows:

          Erik P. Gustafson, Senior Vice President of Columbia Management Advisors, Inc. ("Columbia"), is a co-manager for the Fund and has co-managed the Fund since February, 1995. Mr. Gustafson has been with the advisor and its predecessors since 1992. Mr. Gustafson holds a B.A. degree from the University of Virginia, and M.B.A. and J.D. degrees from Florida State University.

          Gregory M. Miller, Senior Vice President of Columbia is a co-manager for the Fund and has co-managed the Fund since June, 2003. Mr. Miller has been with the advisor and its predecessors since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.

          Michael Welhoelter, CFA, Vice President of Columbia and Senior Portfolio Manager in the Structured Equity Group, is a co-manager of the Fund and has co-managed the Fund since June, 2003. Mr. Welhoelter has been with the advisor and its predecessor since 2001. Prior to joining the advisor, he was a portfolio manager with Credit Suisse Asset Management for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.


756-36/194O-0503                                                    May 30, 2003